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                         LONGLEAF PARTNERS FUNDS TRUST
                      SUPPLEMENT TO MAY 1, 1998 PROSPECTUS
[LOGO]

                       Longleaf Partners Small-Cap Fund
             Change in Definition of Small Capitalization Companies


     On August 7, 1998, the Board of Trustees of Longleaf Partners Small-Cap Fund authorized a change in the definition of small capitalization companies in which the Fund invests its portfolio. Under the new definition, at least 65% of the Fund's total assets will be invested in companies within the capitalization range of companies included in the Russell 2000 stock index. Previously, companies with a market capitalization of less than $1 billion were considered as "small-cap" companies.

     At June 30, 1998, the market capitalization of companies included in the Russell 2000 ranged from a low of $110 million to a high of $2.5 billion. To the extent that the market-cap of companies in the Russell 2000 changes in the future, the size of the maximum market-cap of companies in which the Small-Cap Fund will be able to invest at least 65% of its total assets will correspondingly change.

     The Small-Cap Fund adopted the Russell 2000 as its official comparative stock index at the end of the third quarter of 1997. However, the Fund continued to use $1 billion as the stated maximum capitalization for a small-cap company, which has limited the universe of undervalued companies available for investment. The present change in the Fund's definition of "small-cap" companies, which recognizes the general market-cap increase during the 1990's, will increase the Fund's universe of potential investments and is consistent with the earlier adoption of the Russell 2000 as the Small-Cap Fund's official comparative index.



                            LONGLEAF PARTNERS FUNDS
                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119
(800) 445-9469                                                 (901) 761-2474